SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2018

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On Wednesday, January 10, 2018, Sitestar Corporation (the “Company”) received approval from the holders of a majority of the outstanding shares of Common Stock of the Company to amend the Company’s Articles of Incorporation, as amended to date, to increase the authorized shares of Common Stock from Three Hundred Million

(300,000,000) shares of Common Stock to Three Hundred Fifty Million (350,000,000) shares of Common Stock.  On December 29, 2017, the Company’s Board of Directors had considered and approved the amendment by unanimous written consent in lieu of a meeting and submitted it to certain of the shareholders of the Company.

The holders of 149,016,571 shares of the Company’s Common Stock, equal to 52.69% of the total outstanding shares of the Company’s Common Stock, approved and adopted the amendment by written consent in lieu of a meeting.

The amendment is subject to the filing by the Company of a Certificate of Amendment to the Articles of Incorporation of the Company with the Nevada Secretary of State, which will occur after the expiration of a 10-day notice period commencing the date hereof.

Item 8.01 - Other Events.

On Thursday, January 11, 2018, the Company issued a press release (the “Press Release”) announcing that, along with closing its acquisition of certain assets and assumption of certain liabilities of Mt. Melrose, LLC, the holders of a majority of the outstanding shares of Common Stock of the Company approved and adopted the aforesaid amendment to the Company’s Articles of Incorporation, as amended to date, to increase the authorized shares of Common Stock to Three Hundred Fifty Million (350,000,000) shares of Common Stock. A copy of the Press Release is attached hereto as Exhibit 99.1.

The Press Release is being furnished by the Company pursuant to Item 8.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Sitestar Corporation Press Release dated January 11, 2018

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Sitestar Corporation Press Release dated January 11, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2018		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO